                             [FRONT OF CERTIFICATE]

NUMBER                                                      SHARES
US________                                                 _________
     COMMON STOCK                                          COMMON STOCK

                                  U.S. BANCORP

    INCORPORATED UNDER THE LAWS                  CUSIP 902973 10 6
     OF THE STATE OF DELAWARE           SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

IS THE OWNER OF _______________________________________________________________

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                             OF $1.25 PAR VALUE OF

U.S. BANCORP, TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

  WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

                                  U.S. BANCORP
                                 CORPORATE SEAL
                                      1929
                                    DELAWARE

/s/     Lee R. Matau                    /s/     John. F. Grundhofer
------------------------------         ----------------------------------------
     Secretary                          President and Chief Executive Officer

Countersigned and Registered:
     FIRST CHICAGO TRUST COMPANY OF NEW YORK
               Transfer Agent and Registrar


/s/
-----------------------------------
     Authorized Signature

                              [BACK OF CERTIFICATE]

     U.S. Bancorp will furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the office of the secretary of the Corporation or to the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-  as tenant in common                     UNIF GIFT MIN ACT- _________ CUSTODIAN ________
     TEN ENT-  as tenants by the entireties                                  (Cust)             (Minor)
     JT TEN-   as joint tenants with right of          under Uniform Gifts to Minors
               survivorship and not as tenants         Act __________________________
               in common                                           (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED _______________________HEREBY SELL, ASSIGN, AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE ___________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_____________________________________ SHARES OF THE CAPITAL STOCK REPRESENTED BY
THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW                 _______________________________________
                                                   (SIGNATURE)

                                        _______________________________________
                                                   (SIGNATURE)

                                        _______________________________________
                                        ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                        THE SIGNATURE(S) MUST BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                        AS A SECURITIES BROKER/DEALER,
                                        COMMERCIAL BANK & TRUST COMPANY, SAVINGS
                                        AND LOAN ASSOCIATION OR A CREDIT UNION
                                        PARTICIPATING IN A MEDALLION PROGRAM
                                        APPROVED BY THE SECURITIES TRANSFER
                                        ASSOCIATION, INC.